EXHIBIT 99.1

MONTHLY OPERATING REPORT
(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED:	October 31, 2019	PETITION DATE:	January 29, 2019

1.
Debtors in possession (or trustee) hereby submit this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtors).

Dollars reported in $ millions

2.	Asset and Liability Structure	End of Current	End of Prior	As of Petition
		Month	Month	Filing (1)
	a. Current Assets	$11,457	$11,577	$9,091
	b. Total Assets	$85,745	$85,713	$79,809
	c. Current Liabilities	$6,832	$6,472	$3,740
	d. Total Liabilities	$76,756	$76,722	$66,888

3.	Statement of Cash Receipts & Disbursements for Month	End of Current Month	End of Prior Month	Cumulative (Case to Date)
	a. Total Receipts	$2,086	$2,260	$19,494
	b. Total Disbursements	$(2,334)	$(2,120)	$(17,727)
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	$(248)	$140	$1,767
	d. Cash Balance Beginning of Month	$2,925	$2,785	$910
	e. Cash Balance End of Month (c + d)	$2,677	$2,925	$2,677

		End of Current Month	End of Prior Month	Cumulative (Case to Date) (1)
4.	Profit/(Loss) from the Statement of Operations	$1	$(1,862)	$(4,039)
5.	Account Receivables (Pre and Post-Petition)	$4,635	$5,047
6.	Post-Petition Liabilities	$4,749	$4,536
7.	Past Due Post-Petition Account Payables (over 30 days) (2)	$—	$—

(1) Data as of January 29, 2019 is not available, January 31, 2019 data used as Petition Date.
(2) In the ordinary course, in most instances the Debtors’ process for validating items for payment to suppliers requires the matching of a vendor invoice with a purchase order and, additionally, with a goods receipt (reflecting the Debtors’ acknowledgment of the delivery of goods or completion of services).  That matching process extends the timeline for a vendor invoice to be cleared for payment until such time as the validation operation is fully complete.  The Debtors are actively engaged on an ongoing basis with their supplier base to minimize the invoice matching and validation time frame.  To the best of the Debtors’ knowledge, in all instances where the invoice matching process has been satisfactorily completed for post-petition vendor activity, the Debtors do not have any past due post-petition accounts payable as of October 31, 2019.

At the end of this reporting month:		Yes	No
8.	Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)	✓
9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)	✓
10.	If the answer is yes to 8 or 9, were all such payments approved by the court?	✓
11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	✓
12.	Are the estates insured for replacement cost of assets and for general liability?	✓
13.	Are a plan and disclosure statement on file? (1)		✓
14.	Was there any post-petition borrowing during this reporting period? (2)		✓

15.	Check if paid:
	Post-petition taxes:	✓
	U.S. Trustee Quarterly Fees:	✓
	Tax reporting and tax returns:	✓

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

(1) The Debtors filed with the Bankruptcy Court their Joint Chapter 11 Plan of Reorganization (the "Plan") on September 9, 2019. The Debtors thereafter amended the Plan on September 23, 2019 (Docket #3966) and November 4, 2019 (Docket #4563); however, the Debtors have not filed a Disclosure Statement.
(2) As of October 31, 2019, the Debtors had $713 million letters of credit outstanding.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	November 26, 2019	/s/ DAVID S. THOMASON
David S. Thomason
Vice President, Controller, PG&E Corporation
Vice President, Chief Financial Officer and Controller, Pacific Gas and Electric Company

UNAUDITED STATEMENTS OF INCOME
FOR THE MONTH ENDED OCTOBER 31, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Operating Revenues
Electric		$1,037	$—	$1,037
Natural gas		341	—	341
Total operating revenues		1,378	—	1,378
Operating Expenses
Cost of electricity		244	—	244
Cost of natural gas		38	—	38
Operating and maintenance		840	(3)	837
Depreciation, amortization, and decommissioning		276	—	276
Total operating expenses		1,398	(3)	1,395
Operating Income (Loss)		(20)	3	(17)
Interest income		6	—	6
Interest expense		(17)	—	(17)
Other income (expense), net		19	—	19
Reorganization items, net	Item 15	(29)	(3)	(32)
Income (Loss) Before Income Taxes		(41)	—	(41)
Income tax provision (benefit)		(43)	—	(43)
Net Income (Loss)		2	—	2
Preferred stock dividend requirement		1	—	1
Income (Loss) Attributable to Common Stock		$1	$—	$1

UNAUDITED STATEMENTS OF INCOME
PETITION DATE THROUGH OCTOBER 31, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Operating Revenues
Electric		$10,328	$—	$10,328
Natural gas		3,434	—	3,434
Total operating revenues		13,762	—	13,762
Operating Expenses
Cost of electricity		2,749	—	2,749
Cost of natural gas		553	—	553
Operating and maintenance		7,091	(19)	7,072
Wildfire-related claims, net of insurance		6,448	—	6,448
Depreciation, amortization, and decommissioning		2,710	(1)	2,709
Total operating expenses		19,551	(20)	19,531
Operating Income (Loss)		(5,789)	20	(5,769)
Interest income		68	1	69
Interest expense		(230)	(2)	(232)
Other income, net		208	10	218
Reorganization items, net	Item 15	(266)	(22)	(288)
Income (Loss) Before Income Taxes		(6,009)	7	(6,002)
Income tax provision (benefit)		(1,985)	11	(1,974)
Net Income (Loss)		(4,024)	(4)	(4,028)
Preferred stock dividend requirement		11	—	11
Income (Loss) Attributable to Common Stock		$(4,035)	$(4)	$(4,039)

UNAUDITED BALANCE SHEETS
AS OF OCTOBER 31, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
ASSETS
Current Assets
Cash and cash equivalents	Items 10 and 11	$2,240	$444	$2,684
Accounts receivable
Customers (net of allowance for doubtful accounts of $40)	Item 4	1,240	—	1,240
Accrued unbilled revenue		807	—	807
Regulatory balancing accounts		2,291	—	2,291
Other		2,598	86	2,588
Regulatory assets		285	—	285
Inventories	Item 3
Gas stored underground and fuel oil		111	—	111
Materials and supplies		530	—	530
Income taxes receivable		262	1	263
Other		646	11	658
Total current assets		11,010	542	11,457
Property, Plant, and Equipment
Electric		62,093	—	62,093
Gas		22,950	—	22,950
Construction work in progress		2,679	—	2,679
Other Plant in Service		18	2	20
Total property, plant, and equipment		87,740	2	87,742
Accumulated depreciation		(26,094)	(2)	(26,096)
Net property, plant, and equipment	Item 7	61,646	—	61,646
Other Noncurrent Assets
Regulatory assets		5,650	—	5,650
Nuclear decommissioning trusts		3,106	—	3,106
Operating lease right of use asset		2,378	8	2,386
Income taxes receivable		67	84	151
Other		1,205	12,896	1,349
Total other noncurrent assets		12,406	12,988	12,642
TOTAL ASSETS		$85,062	$13,530	$85,745

UNAUDITED BALANCE SHEETS
AS OF OCTOBER 31, 2019

(in millions)	Reference	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Short-term borrowings		$—	$—	$—
Long-term debt, classified as current		—	—	—
Accounts payable	Item 5
Trade creditors		1,833	5	1,838
Regulatory balancing accounts		1,662	—	1,662
Other		699	18	621
Operating lease liabilities		552	3	555
Disputed claims and customer refunds		—	—	—
Interest payable		4	—	4
Other		2,160	(8)	2,152
Total current liabilities		6,910	18	6,832
Noncurrent Liabilities
Long-term debt		—	—	—
Debtor-in-possession financing	Item 6	1,500	—	1,500
Regulatory liabilities		9,293	—	9,293
Pension and other postretirement benefits		1,928	—	1,928
Asset retirement obligations		6,279	—	6,279
Deferred income taxes	Item 8	1,796	(118)	1,678
Operating lease liabilities		1,826	5	1,831
Other		2,304	59	2,335
Total noncurrent liabilities		24,926	(54)	24,844
Liabilities Subject to Compromise	Item 9	44,296	784	45,080
Shareholders’ Equity
Preferred stock		258	—	—
Common stock		1,322	13,046	13,026
Additional paid-in capital		8,550	—	—
Reinvested earnings		(1,200)	(255)	(4,280)
Accumulated other comprehensive (loss) income		—	(9)	(9)
Total shareholders’ equity		8,930	12,782	8,737
Noncontrolling Interest - Preferred Stock of Subsidiary		—	—	252
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY		$85,062	$13,530	$85,745

1. BASIS OF PRESENTATION

General

On January 29, 2019, PG&E Corporation (the “Corporation”) and its subsidiary, Pacific Gas and Electric Company (the “Utility”) (together with the Corporation, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”). The Debtors’ Chapter 11 cases are being jointly administered under the caption In re: PG&E Corporation and Pacific Gas and Electric Company, Case No. 19-30088 (DM) (the “Chapter 11 Cases”). The Debtors continue to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No trustee or examiner has been appointed in either of the Chapter 11 Cases.

On February 12, 2019, the United States Trustee (the “U.S. Trustee”) appointed an Official Committee of Unsecured Creditors (the “UCC”). On February 15, 2019, the U.S. Trustee appointed an Official Committee of Tort Claimants (the “TCC”).

Debtor-in-Possession Financial Statements

Financial Accounting Standards Board Accounting Standards Codification 852 (Reorganizations) (“ASC 852”), which is applicable to companies in Chapter 11, requires that financial statements for periods after the filing of a Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The financial statements have been prepared in accordance with ASC 852. The accompanying financial statements have been prepared solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ Chapter 11 Cases (the “Monthly Operating Reports”). The Debtors caution investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which was not prepared for the purpose of providing the basis for an investment decision relating to any securities of the Debtors.

The financial information contained in the Monthly Operating Reports is unaudited, limited in scope, and as such, has not been subject to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America. The Monthly Operating Reports should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of the Corporation and the Utility and any of their non-debtor subsidiaries, as the results of operations contained in the Monthly Operating Reports are not necessarily indicative of results which may be expected for any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

The Utility’s unaudited financial statements reflected under the column “Pacific Gas and Electric Company” are presented on a consolidated basis and include the accounts of the Utility and the following subsidiaries of the Utility that individually and in aggregate are immaterial: Eureka Energy Company, Midway Power, LLC, Pacific Energy Fuels Company, and Standard Pacific Gas Line Incorporated.

The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation” are presented on a consolidated basis and include the accounts of the following subsidiaries of the Corporation that individually and in aggregate are immaterial: PCG Capital, Inc., PG&E Corporation Support Services, Inc., and PG&E Corporation Support Services II, Inc.  The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation” exclude the accounts of the Utility.

The Corporation’s unaudited financial statements reflected under the column “PG&E Corporation, Consolidated” are presented on a consolidated basis and include the accounts of the Corporation, the Utility, and other wholly owned and controlled subsidiaries.

These unaudited financial statements differ from the requirements of generally accepted accounting principles in that they exclude certain financial statements (statements of cash flows, shareholders’ equity, and other comprehensive income), relevant footnotes and certain reclassifications.

Liabilities Subject to Compromise

As a result of the Chapter 11 Cases, the payment of pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled or treated cannot be made until the Bankruptcy Court confirms a Chapter 11 plan of reorganization and such plan becomes effective. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC 852 requires pre-petition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on the Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

Reorganization Items

ASC 852 requires expenses and income directly associated with the Chapter 11 Cases to be reported separately in the income statement. Reorganization items are reported net and include expenses related to legal advisory and representation services, other professional consulting and advisory services, debtor-in-possession financing fees and changes in liabilities subject to compromise recognized as there are changes in amounts expected to be allowed, net of interest income.

Post-Petition Liabilities

Post-petition liabilities reflected in the Monthly Operating Report include Accounts payable – trade creditors, Accounts payable – other, and Other current liabilities, excluding amounts pertaining to regulatory liabilities.

2. CHAPTER 11 FILING

On January 29, 2019, the Debtors filed the Chapter 11 Cases with the Bankruptcy Court. The Debtors continue to operate their businesses as debtors in possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On January 31, 2019, the Bankruptcy Court approved, on an interim basis, certain motions (the “First Day Motions”) authorizing, but not directing, the Debtors to, among other things, (a) secure $5.5 billion of debtor-in-possession financing; (b) continue to use and the Debtors’ cash management system; and (c) pay certain pre-petition claims relating to (i) certain safety, reliability, outage, and nuclear facility suppliers; (ii) shippers, warehousemen, and other lien claimants; (iii) taxes; (iv) employee wages, salaries, and other compensation and benefits; and (v) customer programs, including public purpose programs. The First Day Motions were subsequently approved by the Bankruptcy Court on a final basis at hearings on February 27, 2019, March 12, 2019, March 13, 2019, and March 27, 2019.

On July 1, 2019, the Bankruptcy Court entered an order approving a deadline of October 21, 2019, at 5:00 p.m. (Pacific Time) (the “Bar Date”) for filing claims against the Debtors relating to the period prior to the Petition Date. The Bar Date is subject to certain exceptions, including for claims arising under section 503(b)(9) of the Bankruptcy Code, the Bar Date for which occurred on April 22, 2019. The Bankruptcy Court also approved the Debtors’ plan to provide notice of the Bar Date to parties in interest, including potential wildfire-related claimants and other potential creditors. On November 11, 2019 the Bankruptcy Court entered an order [Docket No. 4672] approving a stipulation between the Debtors and the TCC to extend the Bar Date for unfiled, non-governmental fire claimants to December 31, 2019, at 5:00 p.m. (Pacific Time).

For additional information regarding the Chapter 11 Cases, refer to the website maintained by Prime Clerk, LLC, the Company’s claims and noticing agent, at http://restructuring.primeclerk.com/pge, as well as to the Debtors' annual report on Form 10-K for the year ended December 31, 2018, their joint quarterly reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019, and other reports filed with the SEC, which are available on PG&E Corporation's website at www.pgecorp.com and on the SEC website at www.sec.gov.  The Debtors also routinely post or provide links to certain documents and information related to the Chapter 11 Cases at http://investor.pgecorp.com, under the “Chapter 11” tab.

3. INVENTORY

Inventories are carried at weighted-average cost and include natural gas stored underground as well as materials and supplies.  Natural gas stored underground is recorded to inventory when injected and then expensed as the gas is withdrawn for distribution to customers or to be used as fuel for electric generation.  Materials and supplies are recorded to inventory when purchased and expensed or capitalized to plant, as appropriate, when consumed or installed.

4. ACCOUNTS RECEIVABLE

The following reflects the balance of the Utility’s Accounts receivable – Customers as of October 31, 2019:

(in millions)	Accounts Receivable – Customers (Pre and Post-Petition)
Receivables Aging
0 -30 Days	$752
31-60 Days	155
61-90 Days	62
91+ Days	162
Unmailed invoices	115
Total accounts receivable – Customers	1,246
Other (1)	34
Allowance for doubtful accounts	(40)
Accounts receivable – Customers (net)	$1,240

(1) Represents Department of Water Resources bond charge, credit balance reclassification, and unidentified receipts.

5. ACCOUNTS PAYABLE

To the best of the Debtors’ knowledge, all undisputed, validated post-petition accounts payable have been and are being paid under agreed-upon payment terms.

In the ordinary course, in most instances the Debtors’ process for validating items for payment to suppliers requires the matching of a vendor invoice with a purchase order and, additionally, with a goods receipt (reflecting the Debtors’ acknowledgment of the delivery of goods or completion of services).  That matching process extends the timeline for a vendor invoice to be cleared for payment until such time as the validation operation is fully complete.  The Debtors are actively engaged on an ongoing basis with its supplier base to minimize the invoice matching and validation time frame.  To the best of the Debtors’ knowledge, in all instances where the invoice matching process has been satisfactorily completed for post-petition vendor activity, the Debtors do not have any past due post-petition accounts payable as of October 31, 2019.

6. DEBTOR-IN-POSSESSION (“DIP”) FINANCING

The following table summarizes the Corporation’s and the Utility’s outstanding borrowings and availability under their DIP credit facilities at October 31, 2019:

(in millions)	Aggregate Limit		Term Loan Borrowings	Revolver Borrowings	Letters of Credit Outstanding	Aggregate Availability
PG&E Corporation	$—		$—	$—	$—	$—
Utility	5,500	(1)	1,500	—	713	3,287
Total DIP credit facilities	$5,500		$1,500	$—	$713	$3,287

(1) Includes $1.5 billion of letter of credit subfacility.

7. PROPERTY, PLANT, AND EQUIPMENT

Property, plant, and equipment are reported at the lower of their historical cost less accumulated depreciation or fair value.  Historical costs include labor and materials, construction overhead, and allowance for funds used during construction.  PG&E Corporation Consolidated balances of its property, plant, and equipment were as follows at October 31, 2019:

(in millions)	PG&E Corporation Consolidated
Electric (1)	$62,093
Gas	22,950
Construction work in progress	2,679
Other Plant in Service	20
Total property, plant, and equipment	87,742
Accumulated depreciation	(26,096)
Net property, plant, and equipment	$61,646

(1) Balance includes nuclear fuel inventories.  Stored nuclear fuel inventory is stated at weighted-average cost.  Nuclear fuel in the reactor is expensed as it is used based on the amount of energy output.

8. PAYMENT OF TAXES

To the best of the Debtors’ knowledge, the Corporation and the Utility are current on all taxes payable.

9. LIABILITIES SUBJECT TO COMPROMISE

The following reflects the balance of liabilities subject to compromise (“LSTC”) as of October 31, 2019:

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Financing Debt (1)	$21,813	$650	$22,463
Wildfire-related Claims(2)	20,560	—	20,560
Trade creditors	1,240	5	1,245
Non-qualified benefit plan	18	127	145
2001 bankruptcy disputed claims	221	—	221
Customer deposits & advances	279	—	279
Others	165	2	167
Total Liabilities Subject to Compromise	$44,296	$784	$45,080

(1) At October 31, 2019, the Debtors had $650 million and $21,526 million in aggregate principal amount of pre-petition indebtedness, respectively. Utility pre-petition financing debt also includes $287 million of accrued contractual interest to the Petition Date.
(2) Wildfire-related claims include aggregate liability accruals of $12.9 billion for the 2018 Camp fire, $7.5 billion for the 2017 Northern California wildfires and $212 million for the Butte fire and is shown net of $100 million deposited into the Wildfire Assistance Fund on August 2, 2019 in connection with potential liabilities related to the 2018 Camp fire and the 2017 Northern California wildfires. For additional information on pre-petition wildfire-related claims reported as LSTC, please see Note 10 of the Notes to the Condensed Consolidated Financial Statements in the Debtors’ joint quarterly report on Form 10-Q for the three months ended September 30, 2019.

10. RECAPITULATION OF FUNDS HELD AT END OF MONTH

The following reflects the bank balances of the Corporation and the Utility as of October 31, 2019:

Legal Entity	Bank	Account No.	Balance, End of Month (in ones)
PG&E Corporation	The Bank of New York Mellon	8400	$444,500,000
PG&E Corporation	The Bank of New York Mellon	9023	429,120
PG&E Corporation	Bank of America	7107	—
PG&E Corporation	The Bank of New York Mellon	4558	—
PG&E Corporation	Union Bank of California	9557	737

PG&E Corporation	Bank of America	0X30	—
PG&E Corporation	Barclays Capital Inc.	1362	—
PG&E Corporation	BNP Paribas	0652	—
PG&E Corporation	Citigroup Global Markets	0473	—
PG&E Corporation	Goldman, Sachs & Co	0609	—
PG&E Corporation	JP Morgan Chase Bank, N.A.	0698	—
PG&E Corporation	Merrill Lynch	0X30	—
PG&E Corporation	Mitsubishi UFJ Securities USA, INC.	0189	—
PG&E Corporation	Morgan Stanley / ISG Operations	4966	—
PG&E Corporation	RBC Capital Markets	2226	—
PG&E Corporation	Wells Fargo Securities, LLC	7221	—
PG&E Corporation	Bank of America	7981	—
PG&E Corporation	The Bank of New York Mellon	9946	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8400	1,955,300,000
Pacific Gas & Electric Company	Union Bank of California	5581	266,583,386
Pacific Gas & Electric Company	Citibank N. A.	2091	520,960
Pacific Gas & Electric Company	Bank of America	3212	491,588
Pacific Gas & Electric Company	The Bank of New York Mellon	9994	652,195
Pacific Gas & Electric Company	The Bank of New York Mellon	7822	—
Pacific Gas & Electric Company	The Bank of New York Mellon	5477	—
Pacific Gas & Electric Company	Royal Bank of Canada	0446	277,998
Pacific Gas & Electric Company	Bank of America	7115	—
Pacific Gas & Electric Company	U.S. Bank	2311	626,878
Pacific Gas & Electric Company	Bank of America	2988	46,727
Pacific Gas & Electric Company	The Bank of New York Mellon	3044	—
Pacific Gas & Electric Company	Bank of America	2302	713,765
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	4XL9	3,040
Pacific Gas & Electric Company	The Bank of New York Mellon	4122	1,000
Pacific Gas & Electric Company	The Bank of New York Mellon	3532	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.2	—
Pacific Gas & Electric Company	Bank of America	0817	—
Pacific Gas & Electric Company	Bank of America	1675	—
Pacific Gas & Electric Company	Citibank N. A.	0901	—
Pacific Gas & Electric Company	Citibank N. A.	1958	—
Pacific Gas & Electric Company	Citibank N. A.	2316	—
Pacific Gas & Electric Company	Citigroup Global Markets	6473	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.13	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.14	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.15	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	54.16	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.2	—

Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.3	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.4	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.5	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	854.9	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.10	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	43.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	543.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.10	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.11	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.12	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.13	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.14	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.15	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.16	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.17	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.18	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.19	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.20	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.21	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.22	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.23	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	50.24	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.3	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.4	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.5	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.6	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.7	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.8	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	550.9	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	387.1	—
Pacific Gas & Electric Company	Deutsche Bank Trust Company Americas	7110	—
Pacific Gas & Electric Company	The Bank of New York Mellon	8400	1,217,791
Pacific Gas & Electric Company	The Bank of New York Mellon	8544	1,229
Pacific Gas & Electric Company	The Bank of New York Mellon	9990	4,940,073
Pacific Gas & Electric Company	The Bank of New York Mellon	4017	—
Pacific Gas & Electric Company	The Bank of New York Mellon	0143	—
Pacific Gas & Electric Company	Wells Fargo Bank N.A.	9578	—
Pacific Gas & Electric Company	The Bank of New York Mellon	9978	—
Pacific Gas & Electric Company	U.S. Bank	5000	1,000,393
Pacific Gas & Electric Company	Bank of America	2520	—
Total Funds on Hand for all Accounts (1)(2)(3)			$2,677,306,880

(1) Schedule does not include Wells Fargo accounts 5300 and 5400; these accounts are held by grantor trusts relating to post-service benefits to directors, officers, and other highly paid employees, which have a combined value of $175,632,012. The grantor trusts are considered assets of the Corporation subject to creditor claims.
(2) Bank account RBS 066002141 is no longer listed above, the account had been closed for a significant period of time prior to the Petition Date.
(3) Balances will not tie to the Balance Sheets as they are per bank and due to the exclusion of non-debtor bank accounts.

11. CASH RECEIPTS AND DISBURSEMENTS

The following reflects the cash receipts and disbursements of the Corporation and the Utility for the month ended October 31, 2019:

(in ones)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Beginning Cash (1)(2)	$2,494,578,716	$431,000,737	$2,925,579,453
Total receipts (3)	2,065,598,914	19,997,304	2,085,596,218
Total disbursements (3)	(2,327,800,605)	(6,068,186)	(2,333,868,791)
DIP borrowing and repayments, net (net of fees)	—	—	—
Total Change in Cash	(262,201,691)	13,929,118	(248,272,573)
Ending Cash (1)(2)	$2,232,377,025	$444,929,855	$2,677,306,880

(1) Calculated using balance per bank.
(2) Balances will not tie to the Balance Sheets as they are per bank and due to the exclusion of non-debtor bank accounts.
(3) Includes intercompany receipts and disbursements between the Corporation and the Utility.

12.  PAYMENTS ON PRE-PETITION DEBT

The following reflects the payments for the month ended October 31, 2019 made in accordance with the authority granted by the Bankruptcy Court pursuant to the First Day Motions.

(in millions)	Disbursed in Month
First Day Motions
Operational Integrity Supplier	$—
Cash Management	—
NGX - CAISO	—
Public Purpose Programs	7
Shippers / Liens	—
Tax	1
Employee Wage and Benefits	—
Insurance	—
503(b)(9) (1)	—
Total	$8

(1) Pursuant to the Operational Integrity Motion Debtors are allowed to pay valid 503(b)(9) claims.

13.  PAYMENTS FOR RETAINED PROFESSIONALS

The following reflects payments made to retained bankruptcy professionals during the month ended October 31, 2019.

(in ones)
Name	Payment Date	Total Payments for the Month
Berman And Todderud PLLP	10/19/19	$387,530
Coblentz Patch Duffy & Bass LLP	10/2/19, 10/10/19 and 10/21/19	358,424
Cravath Swaine & Moore LLP	10/19/19, 10/21/19 and 10/22/19	5,550,796
Development Specialists Inc.	10/7/2019	317,046
FTI Consulting Inc.	10/24/2019	1,513,175
Jenner & Block LLP	10/4/2019	444,190
Lazard Freres & Co LLC	10/4/2019	954,600
Lincoln International LP	10/17/2019, 10/21/2019 and 10/25/2019	992,103
Milbank LLP	10/31/2019	1,993,880
Munger Tolles & Olson LLP	10/7/2019 and 10/9/2019	1,777,537
Simpson Thacher & Bartlett LLP	10/3/2019	373,360
Total		$14,662,641

14.  PAYMENTS TO INSIDERS

The following reflects the cash payments made to insiders of the Corporation and the Utility during the month ended October 31, 2019.

Section 16 officers of the Corporation and/or the Utility.

(in ones)		Total Payments for Month (1)
Name	Title
Melvin J. Christopher	Senior Vice President, Gas Operations, Pacific Gas and Electric Company	$66,833	(2)
Loraine M. Giammona	Senior Vice President and Chief Customer Officer, Pacific Gas and Electric Company	42,548
William D. Johnson	Chief Executive Officer and President, PG&E Corporation	229,519	(3)
Julie M. Kane	Senior Vice President, Chief Ethics and Compliance Officer, and Deputy General Counsel, PG&E Corporation and Pacific Gas and Electric Company	39,898
Kathleen B. Kay	Senior Vice President and Chief Information Officer, Pacific Gas and Electric Company	35,131
Michael A. Lewis	Senior Vice President, Electric Operations, Pacific Gas and Electric Company	44,167
Janet C. Loduca	Senior Vice President and General Counsel, PG&E Corporation and Pacific Gas and Electric Company	48,382
Dinyar B. Mistry	Senior Vice President, Human Resources and Shared Services, PG&E Corporation and Pacific Gas and Electric Company	47,083
John R. Simon	Executive Vice President, Law, Strategy, and Policy, PG&E Corporation	58,382
David S. Thomason	Vice President, Chief Financial Officer, and Controller, Pacific Gas and Electric Company Vice President and Controller, PG&E Corporation	27,548
Andrew M. Vesey	Chief Executive Officer and President, Pacific Gas and Electric Company	1,084,141	(4)
Fong Wan	Senior Vice President, Energy Policy and Procurement, Pacific Gas and Electric Company	35,263
Jason P. Wells	Executive Vice President and Chief Financial Officer, PG&E Corporation	52,965
James M. Welsch	Senior Vice President and Chief Nuclear Officer, Pacific Gas and Electric Company	45,417

(1) Payments primarily consist of salary.
(2) Includes a lump sum payment of $31,000 for temporary assignment and an annual perquisite allowance of $2,500 due to Mr. Christopher's promotion to Senior Vice President on October 1, 2019.
(3) Includes relocation pay of $21,186 paid in October 2019.
(4) Includes one-time cash transition payment of $1,000,000 paid in October 2019 in accordance with the Order Pursuant to 11 U.S.C. §§ 363 and 105(a) Approving Terms of Employment for New Chief Executive Officer and President of Pacific Gas and Electric Company [Docket No. 4326].

Current Non-Employee Boards of Directors Members

Employee directors of the Corporation and the Utility do not receive compensation for their service on either Board and the committees of either Boards. Non-employee directors of the Corporation and the Utility receive annual retainers and fees for serving on the Boards of Directors and their respective committees, which are paid quarterly.

The following retainers are provided to each director who was not an employee of PG&E Corporation or the Utility for service on the Boards and their permanent standing committees.

Board Retainer	$30,000 per quarter ($120,000 annually)
PG&E Corporation Board Chair (non-executive)	$25,000 per quarter ($100,000 annually)
Utility Board Chair (non-executive)	$7,500 per quarter ($30,000 annually)
Lead Director Retainer	$12,500 per quarter ($50,000 annually)
Committee Chair Retainers	$3,750 per quarter ($15,000 annually)
Other than:
Audit: $12,500 per quarter ($50,000 annually)
Compensation: $5,000 per quarter ($20,000 annually)

Non-employee directors also were entitled to receive annual awards of stock-based compensation. However, in connection with the Chapter 11 Cases, equity grants were suspended unless approval is obtained from the Bankruptcy Court. On October 19, 2019, the Debtors' joint motion with the Bankruptcy Court seeking approval of certain proposed changes to non-employee director compensation was approved. For more information regarding non-employee director compensation, see the Corporation and the Utility’s joint proxy statement filed with the Securities and Exchange Commission on May 17, 2019.

The following table summarizes the principal components of compensation paid or granted to individuals for their service as non-employee directors of PG&E Corporation and the Utility during the month ended October 31, 2019.

(in ones) Name	Director Since	Board Committees	Total Payments
Richard R. Barrera (1)	April 2019	Finance (Chair); Audit; Executive	$33,750
Jeffrey L. Bleich	April 2019	Chair of the Board of the Utility; Compliance and Public Policy; Safety and Nuclear Oversight	37,500
Nora Mead Brownell	April 2019	Chair of the Board PG&E Corporation; Executive; Safety and Nuclear Oversight	55,000
Frederick W. Buckman (1)(2)	April 2019	Audit; Safety and Nuclear Oversight	30,000
Cheryl F. Campbell	April 2019	Safety and Nuclear Oversight (Chair); Compliance and Public Policy	33,750
Fred J. Fowler	March 2012	Finance; Safety and Nuclear Oversight	30,000
Michael J. Leffell (1)	April 2019	Nominating and Governance (Chair); Compliance and Public Policy; Executive	33,750
Kenneth Liang	April 2019	Compensation; Finance	30,000
Dominique Mielle	April 2019	Audit (Chair); Executive	42,500
Meridee A. Moore	April 2019	Compensation (Chair); Executive; Finance; Nominating and Governance	35,000
Eric D. Mullins (1)	September 2016	Audit; Safety and Nuclear Oversight	30,000
Kristine M. Schmidt	April 2019	Compliance and Public Policy (Chair); Executive; Nominating and Governance; Safety and Nuclear Oversight	33,750
William L. Smith (3)	October 2019
Alejandro D. Wolff	April 2019	Compensation; Compliance and Public Policy	30,000
John M. Woolard (3)	October 2019

(1) Elected to participate in the Corporation's 2005 Deferred Compensation Plan for non-employee directors. In accordance with the plan, third quarter 2019 compensation was deferred and converted into phantom stock on October 1, 2019.
(2) On November 12, 2019, Mr. Buckman resigned from the Boards of Directors for both the Corporation and the Utility.
(3) On October 11, 2019, each of the Boards of Directors of the Corporation and the Utility elected William L. Smith and John M. Woolard as directors to its respective company, effective immediately. The Boards of the Corporation and the Utility have not determined committee assignments for Messrs. Smith and Woolard.

15.  REORGANIZATION ITEMS

The following reflects reorganization items, net, post-petition through October 31, 2019:

(in millions)	Pacific Gas & Electric Company	PG&E Corporation	PG&E Corporation Consolidated
Debtor-in-possession financing costs	$97	$17	$114
Legal and other (1)	214	14	228
Interest income	(45)	(9)	(54)
Adjustments to LSTC	—	—	—
Total reorganization items, net	$266	$22	$288

(1) At October 31, 2019, the Corporation and the Utility incurred $750,315 and $1,000,620, respectively, in fees to the U.S. Trustee.